As filed with the Securities and Exchange Commission on November 22, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2015 – September 30, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

Annual Report
September 30, 2016

Managed by Steinberg Asset Management, LLC

STEINBERG SELECT FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) SEPTEMBER 30, 2016

Dear Shareholder,

Performance and Commentary

For the 12-month period ending September 30, 2016, the Steinberg Select Fund (the "Fund") returned 6.49% as compared to the Russell 3000 Value Index, which returned 16.38%.

Our focus is on identifying businesses that we believe will be successful in creating large and enduring value relative to the price we pay for a share of the business.  We have chosen this approach because we believe it will lead to superior long-term returns.  Because we hold a highly differentiated, concentrated portfolio of investments, performance will in large part be driven by stock-specific developments, which means that in any given quarter or year, our portfolio returns can meaningfully diverge from those of the market.

Although we lagged the benchmark index during the fiscal year, in our view the underlying value in our positions not only remains intact but continues to grow. Of equal importance, in many cases there are specific upcoming events that we can clearly identify, which we believe will unlock that value.  We believe our investments are better positioned today than they were 12 months ago.

A Year in Review, a Year in Preview –Markets Recover but Potential for Volatility Remains

The benchmark Russell 3000 Value Index posted an impressive gain during the fiscal year, regaining ground after posting a loss last year, the index's first loss in several years.  Although the fiscal year started out on a decidedly weak note as investors reacted to stagnant global growth, China's economic restructuring, currency volatility and depressed energy prices, a dramatic reversal occurred early in 2016 when the world's leading central banks signaled they would pursue monetary policies designed to stabilize currencies in order to protect and promote global growth. With fears pushed to the background, the dollar eased, interest rates fell, oil prices rose and financial markets rallied globally.  Investors even seemed to shake off the surprising result of the referendum in the U.K. to withdraw from the European Union (the so called "Brexit") and sputtering corporate earnings.

After strong gains during the past year, U.S. equity markets will face uncertainties in the near term tied to worries that central banks may back away from easy-money policies faster than anticipated or deemed desirable, and the upcoming U.S. election. Valuations are stretched at a time when the Federal Reserve board is set to shift monetary policy to the gradual normalization of interest rates, which means that the fundamentals of earnings, rather than an expansion of stock multiples (P/E ratios), should become increasingly important in determining the outcome of returns.

Once the presidential election is behind us there are several factors that could help produce an acceleration in economic growth and corporate profits.  These include:

•
The headwind to economic growth posed by the unusual level of uncertainty surrounding this presidential election will soon be behind us.  For example, it is estimated that 40% of firms with 50 or fewer workers are delaying expansion plans because of uncertainties surrounding the election.

•
After the election, investors are likely to begin to focus on the future benefits to be derived from a more expansive fiscal policy on the federal level.  For example, on the spending side of the equation, we believe a meaningful infrastructure spending program will be put in place regardless of who is elected.

•
On the tax front, a reduction in the federal corporate tax rate is likely with the level being determined through a negotiated compromise on the balance between the individual and corporate rates.  Because Congress has recently demonstrated little willingness to accomplish much, most investors do not believe anything along these lines of fiscal policy will develop.  Therefore, we do not believe this has been discounted, and we believe would be well received by equity markets and would be an unfriendly development for fixed income markets.

•
If history is a guide, then U.S. inventories are set to lift GDP, perhaps meaningfully.  Over the past year, U.S. real inventory accumulation has demonstrated a significant decline.  The past five times this has occurred, going back to 1980, GDP growth has accelerated over the subsequent year by more than 1%.  There is little built into market expectations for the boost this would provide earnings if this occurs.

1

STEINBERG SELECT FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) SEPTEMBER 30, 2016

Longer Term Outlook

The U.K. referendum served as a wake-up call to governments around the world that they can no longer ignore the trends of stagnating wages and unbalanced distributions of wealth that have intensified since the global financial crisis. The problem is manifest in weak growth in median family incomes in many countries. This income/wealth disparity is swinging attitudes in developed Western economies against free trade. The rise of populist economic nationalism threatens to impose a hostile environment for business and carries a significant threat to long-term economic growth by creating headwinds to capital investment at a time when the trend in productivity is not favorable.

In the U.S., the current presidential election process points to a shift in our political landscape, one that offers parallels to some of the more counterproductive trends in Europe. The political consensus that has existed for the better part of the last three decades in favor of free trade and deregulation is at risk of being supplanted by a new political order less friendly to business and economic growth.

We believe the best way to address the root cause of populism is by achieving stronger economic growth leading to broad-based increases in demand for labor and higher wages. Therefore, in the next few years policy responses addressing this issue will have an important influence on global economic growth, social cohesion and financial markets stability.

With the limits of monetary policy to stimulate the economy having been reached, fiscal policy will be required to play a central role in meeting our desired national objectives, regardless of the election's outcome. There are reasons to believe our nation's leaders recognize the linkage between economic prosperity and social cohesion, and as a consequence, the next administration is likely to work more effectively with Congress to develop a plan to elevate growth and create jobs that pay well.

Investment Implications

During periods of unusually high volatility and uncertainty, we are ballasted by our in-depth fundamental research and by our conviction that volatility is not synonymous with risk to the long-term investor. We focus on separating share price gyrations from our understanding of the business and the development of its underlying value for the long-term benefit of our clients.

Over the next five years as our economy normalizes, active managers (stock pickers) should be a prime beneficiary.  Since the current seven year bull market got underway, active managers have generally been in a less preferred position than passive managers who index their portfolios to mimic a benchmark or index.  This extended period of challenging performance appears to have led to a massive shift of assets to passive investment from active managers.  This shift in and of itself has reinforced the performance of indexes compared to active managers.

We believe there is now sufficient reason to indicate that the primary forces that have favored passive over active management have begun to dissipate, and that as they unwind more fully in the coming years skilled active managers will once again be recognized for providing superior long term results to passive management.

2

STEINBERG SELECT FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) SEPTEMBER 30, 2016

The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in Steinberg Select Fund (the "Fund") compared with the performance of the primary benchmark, Russell 3000® Value Index ("Russell 3000® Value"), and the secondary benchmark, S&P 500 Index ("S&P 500") since inception. The Russell 3000® Value measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total returns of the Russell 3000® Value and S&P 500 include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total returns of the Russell 3000® Value and S&P 500 do not include expenses. The Fund is professionally managed, while the Russell 3000® Value and S&P 500 are unmanaged and are not available for investment.
Comparison of a $100,000 Investment
Steinberg Select Fund - Institutional Shares vs. Russell 3000® Value Index and S&P 500 Index

Average Annual Total Returns for Periods Ended September 30, 2016:	One Year	Since Inception (10/01/13)
Steinberg Select Fund - Institutional Shares	6.49%	2.31%
Russell 3000® Value Index	16.38%	9.17%
S&P 500 Index	15.43%	10.87%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (855) 330-7085. As stated in the Fund's prospectus, the annual operating expense ratio (gross) for Institutional Shares is 1.39%. However, the Fund's adviser has agreed to contractually waive its fees and/or reimburse expenses such that total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) do not exceed 0.75% for Institutional Shares through January 31, 2017 (the "Expense Cap"). The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the Expense Cap if such payment is made within three years of the fees waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of a class to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. The performance table and graph do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.
3

STEINBERG SELECT FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Shares	Security Description	Value
Common Stock - 90.3%
Consumer Discretionary - 24.9%
46,400	Aramark	$1,764,592
5,600	Charter Communications, Inc., Class A (a)	1,511,832
215,165	Hudson's Bay Co.	2,765,107
29,324	Liberty Global PLC LiLAC, Class C (a)	822,538
40,245	Liberty Global PLC, Class C (a)	1,329,695
18,060	ServiceMaster Global Holdings, Inc. (a)	608,261
2,750	The Madison Square Garden Co., Class A (a)	465,878
20,555	Visteon Corp.	1,472,971
		10,740,874

Energy - 10.6%
29,740	Golar LNG Partners LP	583,796
164,148	Golar LNG, Ltd.	3,479,938
72,600	Navigator Holdings, Ltd. (a)	521,994
		4,585,728
Financial - 8.4%
22,868	Arch Capital Group, Ltd. (a)	1,812,518
455	Markel Corp. (a)	422,590
10,520	Willis Towers Watson PLC	1,396,740
		3,631,848
Health Care - 22.6%
22,665	Abbott Laboratories	958,503
8,929	Allergan PLC (a)	2,056,438
14,225	Express Scripts Holding Co. (a)	1,003,289
77,355	IMS Health Holdings, Inc. (a)	2,424,306
14,005	Laboratory Corp. of America Holdings (a)	1,925,407
8,915	Thermo Fisher Scientific, Inc.	1,418,020
		9,785,963
Industrials - 10.3%
42,455	AECOM (a)	1,262,187
40,715	Covanta Holding Corp.	626,604
9,080	FedEx Corp.	1,586,094
18,975	Republic Services, Inc.	957,289
		4,432,174
Information Technology - 11.4%
117,475	Flex, Ltd. (a)	1,600,009
64,585	NeuStar, Inc., Class A (a)	1,717,315
21,795	ViaSat, Inc. (a)	1,626,997
		4,944,321
Materials - 2.1%
18,980	Axalta Coating Systems, Ltd. (a)	536,565
37,325	Dominion Diamond Corp.	363,545
		900,110
Total Common Stock (Cost $35,768,121)	39,021,018
Total Investments - 90.3% (Cost $35,768,121)*	$39,021,018
Other Assets & Liabilities, Net – 9.7%	4,174,776
Net Assets – 100.0%	$43,195,794

LP	Limited Partnership
PLC	Public Limited Company
(a)	Non-income producing security.
*  Cost for federal income tax purposes is $36,344,098 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,046,800
Gross Unrealized Depreciation	(2,369,880)
Net Unrealized Appreciation	$2,676,920

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$39,021,018
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$39,021,018

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended September 30, 2016.
PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	27.5%
Energy	11.7%
Financial	9.3%
Health Care	25.1%
Industrials	11.4%
Information Technology	12.7%
Materials	2.3%
100.0%

See Notes to Financial Statements.	4

STEINBERG SELECT FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2016

ASSETS
. Total investments, at value (Cost $35,768,121)	$39,021,018
Cash	3,454,853
Receivables:
Investment securities sold	1,305,655
Dividends and interest	44,132
Prepaid expenses	21,560
Total Assets	43,847,218

LIABILITIES
Payables:
Investment securities purchased	613,018
Accrued Liabilities:
Investment adviser fees	8,512
Trustees' fees and expenses	40
Fund services fees	8,124
Other expenses	21,730
Total Liabilities	651,424

NET ASSETS	$43,195,794

COMPONENTS OF NET ASSETS
Paid-in capital	$40,093,475
Undistributed net investment income	177,765
Accumulated net realized loss	(328,269)
Net unrealized appreciation on investments and foreign currency	3,252,823
NET ASSETS	$43,195,794
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares (see note 1)	4,542,908
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (see note 1) (based on net assets of $43,195,794)	$9.51

See Notes to Financial Statements.	5

STEINBERG SELECT FUND STATEMENT OF OPERATIONS SEPTEMBER 30, 2016

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $8,348) .	$596,787
Interest income	1,391
Total Investment Income	598,178

EXPENSES
Investment adviser fees	440,990
Fund services fees	172,732
Custodian fees	5,982
Registration fees:	28,532
Professional fees	36,072
Trustees' fees and expenses	6,978
Miscellaneous expenses	21,965
Total Expenses	713,251
Fees waived and expenses reimbursed	(365,101)
Net Expenses	348,150

NET INVESTMENT INCOME	250,028

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(118,416)
Foreign currency transactions	(1,424)
Net realized loss	(119,840)
Net change in unrealized appreciation (depreciation) on:
Investments	2,444,422
Foreign currency translations	(16)
Net change in unrealized appreciation (depreciation)	2,444,406
NET REALIZED AND UNREALIZED GAIN	2,324,566
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,574,594

See Notes to Financial Statements.	6

STEINBERG SELECT FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
OPERATIONS
Net investment income	$250,028	$133,608
Net realized gain (loss)	(119,840)	457,298
Net change in unrealized appreciation (depreciation)	2,444,406	(6,606,524)
Increase (Decrease) in Net Assets Resulting from Operations	2,574,594	(6,015,618)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Institutional Shares	(179,190)	(272,352)
Net realized gain
Institutional Shares	(455,889)	(4,715,878)
Total Distributions to Shareholders	(635,079)	(4,988,230)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	117,198	1,381,214
Investor Shares	-	100
Reinvestment of distributions:
Institutional Shares	501,135	4,361,180
Redemption of shares:
Institutional Shares	(9,928,395)	(3,792,695)
Investor Shares	-	(10,017)
Increase (Decrease) in Net Assets from Capital Share Transactions	(9,310,062)	1,939,782
Decrease in Net Assets	(7,370,547)	(9,064,066)

NET ASSETS
Beginning of Year	50,566,341	59,630,407
End of Year (Including line (a))	$43,195,794	$50,566,341

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	13,155	135,929
Investor Shares	-	9
Reinvestment of distributions:
Institutional Shares	57,939	452,425
Redemption of shares:
Institutional Shares	(1,118,507)	(380,119)
Investor Shares	-	(924)
Increase (Decrease) in Shares	(1,047,413)	207,320

(a) Undistributed net investment income	$177,765	$108,395

See Notes to Financial Statements.	7

STEINBERG SELECT FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	October 1, 2013 (a) through September 30, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$9.05	$11.08	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.05	0.02	0.06
Net realized and unrealized gain (loss)	0.52	(1.12)	1.15
Total from Investment Operations	0.57	(1.10)	1.21
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.03)	(0.05)	(0.02)
Net realized gain	(0.08)	(0.88)	(0.11)
Total Distributions to Shareholders	(0.11)	(0.93)	(0.13)
NET ASSET VALUE, End of Period	$9.51	$9.05	$11.08
TOTAL RETURN	6.49%	(10.43)%	12.26	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$43,196	$50,566	$59,620
Ratios to Average Net Assets:
Net investment income	0.54%	0.23%	0.59	%(d)
Net expenses	0.75%	0.75%	0.75	%(d)
Gross expenses (e)	1.54%	1.39%	1.54	%(d)
PORTFOLIO TURNOVER RATE	35%	46%	44	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	8

STEINBERG SELECT FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Note 1. Organization
The Steinberg Select Fund (the "Fund") is a non-diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers two classes of shares: Institutional Shares and Investor Shares. Institutional Shares and Investor Shares commenced operations on October 1, 2013, and July 17, 2014, respectively. As of November 17, 2014, the Investor Shares class had no shares outstanding. The Fund seeks long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Short-term investments that mature in 60 days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value ("NAV") than a NAV determined by using market quotes.
The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of September 30, 2016, for the Fund's investments is included at the end of the Fund's Schedule of Investments.
9

STEINBERG SELECT FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner. The Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes the Fund may concentrate cash with the Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of September 30, 2016, the Fund held $3,204,853 as cash reserves at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – Steinberg Asset Management, LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.95% of the Fund's average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates. The Fund has adopted a Distribution Plan (the "Plan") for Investor Class shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of 0.25% of the average daily net assets of the Investor Shares.
10

STEINBERG SELECT FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 5. Expense Reimbursements and Fees Waived
The Adviser has contractually agreed to waive a portion of its fee and/or reimburse Fund expenses through January 31, 2017, to limit annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.75% for Institutional Shares. Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with the consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the year ended September 30, 2016, fees waived and expenses reimbursed were as follows:
Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
$289,877	$75,224	$365,101

The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of a class to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. As of September 30, 2016, the amount of waived fees subject to recoupment by the Adviser are as follows:
	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
September 30, 2014	$330,363	September 30, 2017	$-
September 30, 2015	$319,663	September 30, 2018	$-
September 30, 2016	$289,877	September 30, 2019	$-

Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended September 30, 2016, were $15,262,884 and $27,277,504, respectively.
Note 7. Line of Credit
The Fund has a committed $2,500,000 unsecured line of credit agreement with MUFG Union Bank, N.A. The Fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at an amount above the LIBOR rate. During the year ended September 30, 2016, the Fund had no outstanding balances pursuant to this line of credit.

11

STEINBERG SELECT FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Note 8. Federal Income Tax
Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
	2016	2015
Ordinary Income	$144,618	$272,352
Long-Term Capital Gain	490,461	4,715,878
	$635,079	$4,988,230

As of September 30, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Ordinary Income	$177,765
Undistributed Long-Term Gain	247,708
Unrealized Appreciation	2,676,846
Total	$3,102,319

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.
On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended September 30, 2016. The following reclassifications were the result of return of capital distribution, dividend reclass and currency gain/loss and have no impact on the net assets of the Fund.
Undistributed Net Investment Income (Loss)	$(1,468)
Accumulated Net Realized Gain (Loss)	1,468

Note 9. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.
12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of Steinberg Select Fund

We have audited the accompanying statement of assets and liabilities of Steinberg Select Fund, a series of shares of beneficial interest in Forum Funds, (the "Fund") including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period October 1, 2013 (commencement of operations) through September 30, 2014.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Steinberg Select Fund as of September 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the two-year period then ended and for the period October 1, 2013 through September 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 18, 2016

13

STEINBERG SELECT FUND ADDITIONAL INFORMATION (Unaudited) SEPTEMBER 30, 2016

Investment Advisory Agreement Approval

At the June 9, 2016 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the "Advisory Agreement"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the Adviser's personnel, operations, financial condition, performance, and services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about the Adviser's personnel, operations and financial condition, and with the Trust's CCO about the Adviser, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of those professionals and the capability and integrity of the Adviser's senior management and staff.

The Board considered also the adequacy of the Adviser's resources. The Board noted the Adviser's representation that the firm is financially stable and has the operational capability and the necessary staffing and experience needed to continue providing high-quality investment advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board's consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its benchmarks. The Board observed that the Fund underperformed the Russell 3000 Value Index and S&P 500 Index, the Fund's benchmarks, for the one-year period ended March 31, 2016 and since the Fund's inception on October 1, 2013. The Board also considered the Fund's performance relative to its Broadridge Financial Solutions, Inc. ("Broadridge") peer group, noting that, based on the information provided by Broadridge, the Fund underperformed the median of its Broadridge peers for the one-year period ended March 31, 2016. The Board considered the Adviser's explanation that the Fund's relative underperformance during the period could be attributed to the Fund's sector allocation, which diverged from those of the benchmarks. The Board noted the Adviser's expression of confidence in its sector decisions, the Adviser's belief that the return potential on such investments remained high over the longer term, and that the Fund's portfolio was well-positioned for the future. The Board noted also the Adviser's concern that the Fund's Broadridge peer group was not representative of the Fund's investment strategy and compared the Fund's performance to that of a group of peer funds identified by the Adviser as being more representative of the Fund's investment strategy ("Comparable Funds"). The Board observed that the Fund's performance was within the range of the performance of the Comparable Funds for the one-year period ended March 31, 2016. Based on the foregoing, the Board concluded that the Fund and its shareholders could benefit from the Adviser's continued management of the Fund.

Compensation

The Board evaluated the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the Fund's relevant Broadridge peer group. The Board noted that the Adviser's actual advisory fee rate and the Fund's actual total expense ratio were each among the lowest in the Fund's Broadridge peer group. Based on the foregoing, the Board concluded that the Adviser's advisory fee rate charged to the Fund was reasonable.
14

STEINBERG SELECT FUND ADDITIONAL INFORMATION (Unaudited) SEPTEMBER 30, 2016

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser's resources devoted to the Fund, as well as the Adviser's discussion of costs and profitability. The Board noted the Adviser's representation that it does not allocate indirect or marketing expenses attributable to the Fund separately from those of the Adviser's other clients and that the management fees received for the services rendered to the Fund represented a relatively small portion of the Adviser's overall advisory business revenue. Based on these and other applicable considerations, the Board concluded that the Adviser's profits attributable to management of the Fund were reasonable in the context of all factors considered.

Economies of Scale

The Board evaluated whether the Fund would benefit from any economies of scale. In this respect, the Board considered the Adviser's representation that it was able to leverage its existing personnel and infrastructure to manage the Fund with minimal investments of additional time and resources relative to its separate account clients and, therefore, the Fund's shareholders were already believed to be benefitting from economies of scale to the extent that the Adviser was able to provide its services to the Fund at its advisory fee rate, which was lower than the Adviser's standard fee for other managed accounts and among the lowest in its Broadridge peer group. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser's representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (855) 330-7085 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (855) 330-7085 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
15

STEINBERG SELECT FUND ADDITIONAL INFORMATION (Unaudited) SEPTEMBER 30, 2016

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016, through September 30, 2016.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2016	September 30, 2016	Period*	Ratio*
Institutional Shares
Actual	$1,000.00	$1,038.21	$3.82	0.75%
Hypothetical (5% return before taxes)	$1,000.00	$1,021.25	$3.79	0.75%

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 0.15% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).
16

STEINBERG SELECT FUND ADDITIONAL INFORMATION (Unaudited) SEPTEMBER 30, 2016

Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (855) 330-7085.
Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	24	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	24	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	24	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	46	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustee
John Y. Keffer[2] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	46	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.
[2]Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

17

STEINBERG SELECT FUND ADDITIONAL INFORMATION (Unaudited) SEPTEMBER 30, 2016

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.	N/A	N/A
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic 2011-2013; Senior Analyst, Atlantic 2008-2011.	N/A	N/A
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.

18

STEINBERG SELECT FUND

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(855) 330-7085 (toll free)

INVESTMENT ADVISER
Steinberg Asset Management, LLC
12 East 49th Street, Suite 1202
New York, NY 10017

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

216-ANR-0916

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds (the "Registrant") has adopted         a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the "Code of Ethics").

(c)	There have been no amendments to the Registrant's Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant's Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $12,900 in 2015 and $12,900 in 2016.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2015 and $0 in 2016.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $3,000 in 2015 and $3,000 in 2016. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2015 and $0 in 2016.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant ("Affiliate"), by the Series' principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser or an Affiliate to the Series' principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2015 and $0 in 2016. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant's investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer
Date	November 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer
Date	November 15, 2016

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer
Date	November 15, 2016